UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                October 19, 2010
                                 Date of Report


                                  AMINCOR, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                      000-49669                  88-0376372
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)

1350 Avenue of the Americas, 24th FL,
            New York, NY                                            10019
(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code (347) 821-3452

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On October 19, 2010, Amincor, Inc., a Nevada corporation (the "Company"), filed a Current Report on Form 8-K (the "Initial 8-K") with the Securities and Exchange Commission disclosing the Company's acquisition of Baker's Pride, Inc., a Delaware Corporation ("Baker's").

In accordance with Item 9.01 (b) of Form 8-K, the Initial 8-K did not include the unaudited pro forma combined financial information of the Company and Baker's (collectively, the "Financial Information"), and instead contained an undertaking to subsequently file the Financial Information. This amendment is being filed for the purpose of satisfying the Company's undertaking to file the Financial Information required by Item 9.01(a) and (b) of Form 8-K, and this amendment should be read in conjunction with the Initial 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired

Unaudited condensed consolidated financial statements of Baker's Pride Inc. and Subsidiaries for the nine months ended September 30, 2010.

(b) Pro-Forma Financial Information

The unaudited pro forma condensed consolidating balance sheets as of September 30, 2010, and the unaudited pro forma condensed consolidating statements of operations for the year ended December 31, 2009, and the nine months ended September 30, 2010.

                       BAKER'S PRIDE INC. AND SUBSIDIARIES

                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010
                                   (UNAUDITED)

BAKER'S PRIDE INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

CONTENTS

September 30, 2010
--------------------------------------------------------------------------------

                                                                            Page
                                                                            ----

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

   Condensed Consolidated Balance Sheet                                       1

   Condensed Consolidated Statement of Operations and Accumulated Deficit     2

   Condensed Consolidated Statement of Cash Flows                             3

   Notes to Condensed Consolidated Financial Statements                     4-6

BAKER'S PRIDE INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

September 30, 2010
--------------------------------------------------------------------------------

ASSETS

CURRENT ASSETS:
  Cash                                                             $        369
  Due from factor - related party                                     2,525,319
  Due from related party                                              2,208,788
  Inventories                                                           227,661
  Prepaid expenses and other current assets                             427,546
                                                                   ------------

      Total current assets                                            5,389,683
                                                                   ------------

PROPERTY AND EQUIPMENT, net                                             143,292
                                                                   ------------
OTHER ASSETS:
  Goodwill                                                            7,770,900
  Intangible assets, net                                              6,151,071
                                                                   ------------

      Total other assets                                             13,921,971
                                                                   ------------

      Total assets                                                 $ 19,454,946
                                                                   ============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable and accrued expenses                            $  1,259,340
  Assumed liabilities                                                    11,044
  Lease payable - related party                                       4,285,850
                                                                   ------------
      Total current liabilities                                       5,556,234
                                                                   ------------
STOCKHOLDERS' EQUITY:
  Common stock - authorized 10,000 shares $.001 par value;
   100 shares issued and outstanding                                         --
  Additional paid-in capital                                         15,265,805
  Accumulated deficit                                                (1,367,093)
                                                                   ------------

      Total stockholders' equity                                     13,898,712
                                                                   ------------

      Total liabilities and stockholders' equity                   $ 19,454,946
                                                                   ============


                 The accompanying notes are an integral part of
               these condensed consolidated financial statements.

BAKER'S PRIDE INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS AND
ACCUMULATED DEFICIT (UNAUDITED)

For The Nine Months Ended September 30, 2010
--------------------------------------------------------------------------------

NET REVENUES                                                        $ 9,907,509

COST OF REVENUES                                                      6,706,454
                                                                    -----------

      Gross profit                                                    3,201,055

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                          3,052,829
                                                                    -----------

      Income from operations                                            148,226
                                                                    -----------
OTHER (EXPENSE) INCOME:
  Interest expense                                                     (435,172)
  Rental income                                                          57,362
                                                                    -----------

      Total other expense                                              (377,810)
                                                                    -----------

      Net loss                                                         (229,584)

ACCUMULATED DEFICIT - beginning                                      (1,137,508)
                                                                    -----------

ACCUMULATED DEFICIT - ending                                        $(1,367,092)
                                                                    ===========


                 The accompanying notes are an integral part of
               these condensed consolidated financial statements.

BAKER'S PRIDE INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)

For The Nine Months Ended September 30, 2010
--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                            $(229,584)
  Adjustments to reconcile net loss to net
   cash provided by operating activities:
     Depreciation and amortization                                      574,177
     Changes in other operating assets and liabilities                 (206,950)
                                                                      ---------

          Net cash provided by operating activities                     137,643
                                                                      ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of property and equipment                                  (106,982)
                                                                      ---------

          Net cash used in investing activities                        (106,982)
                                                                      ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Payments of assumed liabilities                                       (32,755)
                                                                      ---------

          Net cash used in financing activities                         (32,755)
                                                                      ---------

Net decrease in cash                                                     (2,094)

CASH, beginning of period                                                 2,463
                                                                      ---------

CASH, end of period                                                   $     369
                                                                      =========

SUPPLEMENTAL CASH FLOW INFORMATION:

Cash paid during the period:
  Interest                                                            $ 435,172
                                                                      =========
  Income taxes                                                        $      --
                                                                      =========


                 The accompanying notes are an integral part of
               these condensed consolidated financial statements.

BAKER'S PRIDE INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Nine Months Ended September 30, 2010
--------------------------------------------------------------------------------

1. ORGANIZATION AND NATURE OF BUSINESS

Baker's Pride Inc. ("Baker's Pride") and its wholly-owned subsidiaries, The Jefferson Street Bakery, Inc. ("Jefferson Street") and the Mt. Pleasant Street Bakery, Inc. ("Mt. Pleasant Street") (collectively, the "Company") manufacture bakery food products, mainly several varieties of sliced and packaged store-brand bread for a national supermarket and its food service channels throughout the Midwest region. The Company was incorporated in the state of Delaware on August 28, 2008. The Company operates its facilities in Burlington, Iowa.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The condensed consolidated financial statements include the accounts of Baker's Pride Inc. and its two wholly owned subsidiaries, Jefferson Street and Mt. Pleasant Street. All significant intercompany transactions have been eliminated in consolidation.

Basis of Presentation

The accompanying condensed consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information and in accordance with Rule 10-01 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statement presentation. In the opinion of management, all adjustments for a fair statement of the results of operations and financial position for the interim period have been included. The results of operations for the interim period presented is not necessarily indicative of the results of operations to be expected for the year. These condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements for the year ended December 31, 2009 and the period from August 28, 2008 (inception) through December 31, 2008.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the condensed unaudited consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Significant estimates include, but are not limited to, useful lives of tangible and intangible assets, depreciation and amortization. Actual results could differ from these estimates.

BAKER'S PRIDE INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Nine Months Ended September 30, 2010
--------------------------------------------------------------------------------

Impairment of Long-Lived Assets

The Company evaluates the fair value of its long-lived assets on an annual basis or whenever events or changes in circumstances indicate that its carrying amounts may not be recoverable. Accordingly, any impairment of the value is recognized when the carrying amount of a long-lived asset exceeds its fair value. No impairment charges have been recognized.

3. RELATED PARTY TRANSACTIONS

Due from Factor

On October 15, 2008, the Company signed a discount factoring agreement with a related party ("Factor"). The Company can request advances of up to 80% of factored accounts based on customer credit limit. Under the terms of the agreement, the factor established a reserve account which controls the activity under the agreement. The factor agreement is secured by substantially all the assets of the Company. Factor fees (inclusive of commissions and interest) amounted to $242,330 for the nine months ended September 30, 2010.

Loan Payable

The Company entered into a three year purchase order financing agreement expiring in 2011 (the "Purchase Order Financing") with a related party, with a renewal option. The annual interest rate on all advances is 16%, with the exception of overdue balances, which bear interest of 24%.

The Purchase Order Financing is secured by substantially all of the assets of the Company. The related interest amounted to approximately $188,000 for the nine months ended September 30, 2010.

As of September 30, 2010, the Company has recorded a due from related party of $2,208,788 for monies not remitted to the Company under the Purchase Order Financing.

4. ACQUISITION

On January 28, 2010, the Company entered into a Letter of Intent to be acquired by Amincor, Inc. ("Amincor"), a related party. On October 18, 2010 Amincor exercised its right under the letter of intent and acquired all of the issued and outstanding stock of the Company.

BAKER'S PRIDE INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Nine Months Ended September 30, 2010
--------------------------------------------------------------------------------

5. LIQUIDITY

The Company incurred losses for the year ended December 31, 2009 and the period from August 28, 2008 (inception) to December 31, 2008 and for the nine months ended September 30, 2010. In 2011, management's intention is to raise sufficient capital to upgrade the plant and equipment, allowing the Company to be more competitive within the industry. In addition, the Company is currently implementing a plan to increase working capital. Although management is confident that it will succeed in raising additional working capital and equity for the Company, there are no assurances that they will be successful in their endeavors. However, management believes the Company has sufficient access to working capital to sustain operations through September 30, 2011.

6. SUBSEQUENT EVENTS

The Company has evaluated its subsequent events through December 23, 2010, the date that the accompanying financial statements were available to be issued. The Company had no additional subsequent events requiring disclosure.

                         AMINCOR, INC. AND SUBSIDIARIES

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidating balance sheet as of September 30, 2010 combines the consolidating historical balance sheet of Amincor, Inc. and Subsidiary (the "Company" or "Amincor") as of September 30, 2010, and the balance sheets of Baker's Pride, Inc. ("BPI"), as well as three additional Amincor subsidiaries also acquired on October 18, 2010: Epic Sports International, Inc. ("Epic"), Masonry Supply Holding Corp. ("Masonry"), and Tyree Holdings Corp. ("Tyree"). The pro forma condensed consolidating balance sheets as of September 30, 2010 are presented under the "as if pooling-of-interest method" of accounting, as the entities are under common control, giving effect to the acquisition of BPI, Epic, Masonry, and Tyree, pursuant to the letters of intent to acquire the outstanding stock, on October 18, 2010, as if it had occurred on September 30, 2010.

The following unaudited pro forma condensed consolidating statement of operations for the year ended December 31, 2009 combines the historical statement of operations of Amincor, Inc. for the year ended December 31, 2009 and the statements of operations of BPI, Epic, Masonry, Tulare Holdings, Inc. ("Tulare") and Tyree for the year ended December 31, 2009, giving effect to the BPI, Epic, Masonry, Tulare and Tyree acquisitions as if it had occurred on January 1, 2009.

The following unaudited pro forma condensed consolidating statement of operations for the nine months ended September 30, 2010 combines the historical consolidating statement of operations of Amincor, Inc. and Subsidiary for the nine months ended September 30, 2010, and the statements of operations of BPI, Epic, Masonry and Tyree for the nine months ended September 30, 2010, giving effect to the BPI, Epic, Masonry and Tyree acquisitions as if it had occurred on January 1, 2010.

The unaudited pro forma condensed consolidating financial statements have been prepared giving effect to, among other things, the BPI, Epic, Masonry, and Tyree acquisitions which will be accounted for as an "as if pooling-of-interest" in accordance with ASC 805-50 for business combinations for entities under common control. Since the Company and BPI, Epic, Masonry, and Tyree each deemed entities under the common control of Amincor, the acquisition will be recorded using the as if pooling-of-interest method and the financial information for all periods presented subsequent to October 15, 2008 for BPI, September 19, 2008 for Epic, December 31, 2009 for Masonry, and January 17, 2008 for Tyree, the dates the entities came under common control, will be presented as if the entities had been combined.

The unaudited pro forma condensed consolidating financial statements are based on the estimates and assumptions set forth in the notes to such statements, which have been made solely for purposes of developing such pro forma information. The pro forma adjustments are based upon available information that we believe is reasonable under the circumstances, and is subject to revision. The unaudited pro forma condensed consolidating financial statements are presented for informational purposes only, and we cannot assure you that the assumptions used in the preparation of the unaudited pro forma condensed consolidating financial statements will ultimately prove to be correct. The unaudited pro forma information is not necessarily indicative of the financial position or results of operations that may have actually occurred had the BPI, Epic, Masonry, Tulare and Tyree acquisitions taken place on the dates noted or the future financial position or operating results of the combined Company.

                         AMINCOR, INC. AND SUBSIDIARIES
                PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEETS
                               SEPTEMBER 30, 2010

                                                                             EPIC SPORTS          MASONRY
                                   COMPANY AS          BAKER'S PRIDE,       INTERNATIONAL,     SUPPLY HOLDING
                                    REPORTED                INC.                 INC.              CORP.
                                   -----------          -----------          -----------        -----------
            ASSETS

CURRENT ASSETS                     $ 7,412,357          $ 5,389,683          $   878,033        $ 1,454,996

PROPERTY AND EQUIPMENT                 362,366              143,292               15,554          2,025,925

INTANGIBLE ASSETS                           --           13,921,971              551,873            968,025

OTHER ASSETS                           306,667                   --                6,496                 --
                                   -----------          -----------          -----------        -----------

    TOTAL ASSETS                   $ 8,081,390          $19,454,946          $ 1,451,956        $ 4,448,946
                                   ===========          ===========          ===========        ===========

      LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES                $ 9,251,887          $ 5,556,234          $ 1,756,421        $ 3,106,402

LONG-TERM LIABILITIES                       --                   --               77,568            236,531
                                   -----------          -----------          -----------        -----------

    TOTAL LIABILITIES                9,251,887            5,556,234            1,833,989          3,342,933
                                   -----------          -----------          -----------        -----------
TOTAL AMINCOR, INC. AND
 SUBSIDIARIES STOCKHOLDERS'
 EQUITY (DEFICIT)                   (1,170,497)          13,898,712             (382,033)         1,106,013

NON-CONTROLLING INTERESTS                   --                   --                   --                 --
                                   -----------          -----------          -----------        -----------
TOTAL STOCKHOLDERS' EQUITY
 (DEFICIT)                          (1,170,497)          13,898,712             (382,033)         1,106,013
                                   -----------          -----------          -----------        -----------
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY
 (DEFICIT)                         $ 8,081,390          $19,454,946          $ 1,451,956        $ 4,448,946
                                   ===========          ===========          ===========        ===========

                                   TYREE HOLDINGS        PRO FORMA            PRO FORMA
                                       CORP.            ADJUSTMENTS          CONSOLIDATED
                                    -----------         -----------          ------------
            ASSETS

CURRENT ASSETS                      $23,273,893         $        --          $38,408,962

PROPERTY AND EQUIPMENT                2,600,011                  --            5,147,148

INTANGIBLE ASSETS                    15,088,295                  --           30,530,164

OTHER ASSETS                            483,557                  --              796,720
                                    -----------         -----------          -----------

    TOTAL ASSETS                    $41,445,756         $        --          $74,882,994
                                    ===========         ===========          ===========

      LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES                 $36,241,757         $        --          $55,912,701

LONG-TERM LIABILITIES                 1,257,765                  --            1,571,864
                                    -----------         -----------          -----------

    TOTAL LIABILITIES                37,499,522                  --           57,484,565
                                    -----------         -----------          -----------
TOTAL AMINCOR, INC. AND
 SUBSIDIARIES STOCKHOLDERS'
 EQUITY (DEFICIT)                     3,946,234 (1)      (2,106,665)          15,291,764

NON-CONTROLLING INTERESTS                    -- (1)       2,106,665            2,106,665
                                    -----------         -----------          -----------
TOTAL STOCKHOLDERS' EQUITY
 (DEFICIT)                            3,946,234                  --           17,398,429
                                    -----------         -----------          -----------
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY
 (DEFICIT)                          $41,445,756         $        --          $74,882,994
                                    ===========         ===========          ===========

                         AMINCOR, INC. AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2010


BASIS OF PRESENTATION

The unaudited pro forma condensed consolidating balance sheets presents the financial position of the Company on September 30, 2010, and Baker's Pride, Inc., Epic Sports International, Inc., Masonry Supply Holding Corp., and Tyree Holdings Corp. on September 30, 2010.

PRO FORMA ADJUSTMENTS

(1)  To record as of September 30, 2010 the non-controlling interests in equity:

             Epic Sports International, Inc.          $  (962,463)
             Tyree Holdings Corp.                      (1,144,202)
                                                      -----------

                                                      $(2,106,665)
                                                      ===========

                         AMINCOR, INC. AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2009

                                                                                       EPIC SPORTS             MASONRY
                                          COMPANY AS           BAKER'S PRIDE,         INTERNATIONAL,        SUPPLY HOLDING
                                           REPORTED                INC.                    INC.                  CORP.
                                         ------------          ------------           ------------           ------------
NET REVENUES                             $         --          $ 13,345,574           $  3,803,853           $ 10,126,542

COST OF REVENUES                                   --             9,154,517              2,654,319              9,642,659
                                         ------------          ------------           ------------           ------------

GROSS PROFIT                                       --             4,191,057              1,149,534                483,883

SELLING, GENERAL AND
 ADMINISTRATIVE EXPENSES                           --             4,319,410              2,416,120              3,132,827
                                         ------------          ------------           ------------           ------------

LOSS FROM OPERATIONS                               --              (128,353)            (1,266,586)            (2,648,944)

NON-OPERATING EXPENSES                             --               654,844                966,985              6,888,710
                                         ------------          ------------           ------------           ------------

NET LOSS                                 $         --          $   (783,197)          $ (2,233,571)          $ (9,537,654)
                                         ============          ============           ============           ============

NET LOSS ATTRIBUTABLE TO
 NON-CONTROLLING INTERESTS               $         --          $         --           $         --           $         --
                                         ============          ============           ============           ============

NET LOSS ATTRIBUTABLE TO
 AMINCOR, INC AND
 SUBSIDIARIES                            $         --          $   (783,197)          $ (2,233,571)          $ (9,537,654)
                                         ============          ============           ============           ============

TOTAL NET LOSS PER SHARE:
  BASIC                                  $        --
                                         ===========
  DILUTED                                $        --
                                         ===========

WEIGHTED AVERAGE SHARES OUTSTANDING:
  BASIC                                   14,126,820
                                         ===========
  DILUTED                                 14,126,820
                                         ===========

                                         TULARE HOLDINGS,       TYREE HOLDINGS           PRO FORMA            PRO FORMA
                                              INC.                   CORP.              ADJUSTMENTS          CONSOLIDATED
                                          ------------           ------------           -----------          ------------

NET REVENUES                              $ 11,324,456           $ 53,654,956           $        --          $ 92,255,381

COST OF REVENUES                            10,919,274             44,234,184                    --            76,604,953
                                          ------------           ------------           -----------          ------------

GROSS PROFIT                                   405,182              9,420,772                    --            15,650,428

SELLING, GENERAL AND
 ADMINISTRATIVE EXPENSES                     1,936,173             10,831,583                    --            22,636,113
                                          ------------           ------------           -----------          ------------

LOSS FROM OPERATIONS                        (1,530,991)            (1,410,811)                   --            (6,985,685)

NON-OPERATING EXPENSES                       5,884,810              1,203,353                    --            15,598,702
                                          ------------           ------------           -----------          ------------

NET LOSS                                  $ (7,415,801)          $ (2,614,164)          $        --          $(22,584,387)
                                          ============           ============           ===========          ============

NET LOSS ATTRIBUTABLE TO
 NON-CONTROLLING INTERESTS                $         --           $         --  (1)      $  (726,430)         $   (726,430)
                                          ============           ============           ===========          ============

NET LOSS ATTRIBUTABLE TO
 AMINCOR, INC AND
 SUBSIDIARIES                             $ (7,415,801)          $ (2,614,164)          $   726,430          $(21,857,957)
                                          ============           ============           ===========          ============

TOTAL NET LOSS PER SHARE:
  BASIC                                                                                                      $      (1.55)
                                                                                                             ============
  DILUTED                                                                                                    $      (1.55)
                                                                                                             ============

WEIGHTED AVERAGE SHARES OUTSTANDING:
  BASIC                                                                                                        14,126,820
                                                                                                             ============
  DILUTED                                                                                                      14,126,820
                                                                                                             ============

                         AMINCOR, INC. AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2009


BASIS OF PRESENTATION

The unaudited pro forma condensed consolidating statements of operations included the results of the Company for the year ended December 31, 2009, and Baker's Pride, Inc., Epic Sports International, Inc., Masonry Supply Holding Corp., Tulare Holdings, Inc. and Tyree Holdings Corp. for the year ended December 31, 2009.

PRO FORMA ADJUSTMENTS

(1)  To  record,   for  the  year  ended  December  31,  2009,  the  net  losses attributable to non-controlling interests:

              Epic Sports International, Inc.          $(446,714)
              Tyree Holdings Corp.                      (279,716)
                                                       ---------

                                                       $(726,430)
                                                       =========

                         AMINCOR, INC. AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 2010


                                                                                   EPIC SPORTS            MASONRY
                                         COMPANY AS          BAKER'S PRIDE,       INTERNATIONAL,       SUPPLY HOLDING
                                          REPORTED                INC.                 INC.                CORP.
                                         -----------          -----------          -----------          -----------
NET REVENUES                             $  8,514,015         $  9,907,509         $  2,809,986         $  5,060,372

COST OF REVENUES                            7,843,618            6,706,454            2,114,287            4,082,246
                                         ------------         ------------         ------------         ------------

GROSS PROFIT                                  670,397            3,201,055              695,699              978,126

SELLING, GENERAL AND
 ADMINISTRATIVE EXPENSES                    1,775,890            3,052,829            1,855,173            2,478,294
                                         ------------         ------------         ------------         ------------

(LOSS) INCOME FROM OPERATIONS              (1,105,493)             148,226           (1,159,474)          (1,500,168)

NON-OPERATING EXPENSES                        397,411              377,810              165,844              154,766
                                         ------------         ------------         ------------         ------------

NET LOSS                                 $ (1,502,904)        $   (229,584)        $ (1,325,318)        $ (1,654,934)
                                         ============         ============         ============         ============

NET LOSS ATTRIBUTABLE TO
 NON-CONTROLLING INTERESTS               $         --         $         --         $         --         $         --
                                         ============         ============         ============         ============

NET LOSS ATTRIBUTABLE TO
 AMINCOR, INC. AND
 SUBSIDIARIES                            $ (1,502,904)        $   (229,584)        $ (1,325,318)        $ (1,654,934)
                                         ============         ============         ============         ============

TOTAL NET LOSS PER SHARE:
  BASIC                                  $      (0.05)
                                         ============
  DILUTED                                $      (0.05)
                                         ============

WEIGHTED AVERAGE SHARES OUTSTANDING:
  BASIC                                    29,189,177
                                         ============
  DILUTED                                  29,189,177
                                         ============

                                         TYREE HOLDINGS         PRO FORMA           PRO FORMA
                                             CORP.             ADJUSTMENTS         CONSOLIDATED
                                          -----------          -----------         ------------
NET REVENUES
                                          $ 30,370,792         $         --        $ 56,662,674
COST OF REVENUES
                                            23,919,081                   --          44,665,686
                                          ------------         ------------        ------------
GROSS PROFIT
                                             6,451,711                   --          11,996,988
SELLING, GENERAL AND
 ADMINISTRATIVE EXPENSES
                                            10,753,508                   --          19,915,694
                                          ------------         ------------        ------------
(LOSS) INCOME FROM OPERATIONS
                                            (4,301,797)                  --          (7,918,706)
NON-OPERATING EXPENSES
                                               794,283                   --           1,890,114
                                          ------------         ------------        ------------
NET LOSS
                                          $ (5,096,080)        $         --        $ (9,808,820)
                                          ============         ============        ============
NET LOSS ATTRIBUTABLE TO
 NON-CONTROLLING INTERESTS
                                          $         --  (1)    $   (810,345)       $   (810,345)
                                          ============         ============        ============
NET LOSS ATTRIBUTABLE TO
 AMINCOR, INC. AND
 SUBSIDIARIES
                                          $ (5,096,080)        $    810,345        $ (8,998,475)
                                          ============         ============        ============
TOTAL NET LOSS PER SHARE:
  BASIC
                                                                                   $      (0.34)
  DILUTED                                                                          ============
                                                                                   $      (0.34)
                                                                                   ============
WEIGHTED AVERAGE SHARES OUTSTANDING:
  BASIC
                                                                                     29,189,177
  DILUTED                                                                          ============
                                                                                     29,189,177
                                                                                   ============

                         AMINCOR, INC. AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS
                      NINE MONTHS ENDED SEPTEMBER 30, 2010


BASIS OF PRESENTATION

The unaudited pro forma condensed consolidating statements of operations included the results of the Company for the nine months ended September 30, 2010, and Baker's Pride, Inc., Epic Sports International, Inc., Masonry Supply Holding Corp., and Tyree Holdings Corp. for the nine months ended September 30, 2010.

PRO FORMA ADJUSTMENTS

(1) To record, for the nine months ended September 30, 2010, the net losses attributable to non-controlling interests:

              Epic Sports International, Inc.          $(265,064)
              Tyree Holdings Corp.                      (545,281)
                                                       ---------

                                                       $(810,345)
                                                       =========

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Amincor, Inc.
                                             (Registrant)

Date: December 28, 2010
                                             /s/ Joseph F. Ingrassia
                                             -----------------------------------
                                             Joseph F. Ingrassia, Vice President